SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2006

KH FUNDING COMPANY
(Exact name of registrant as specified in its charter)
Maryland (State or other jurisdiction of incorporation)	333-124155 (Commission File Number)	52-1886133 (IRS Employer Identification No.)

10801 Lockwood Drive, Suite 370
Silver Spring, Maryland 20901
(Address of Principal Executive Offices)

(301) 592-8100
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On March 24, 2006, Jin S. Kim and Solomon Kaspi resigned as directors of KH Funding Company. The Company expressed appreciation for their long and dedicated service. The Company has no current plans to fill the vacancies created by the resignations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KH FUNDING COMPANY (Registrant)

Date: March 29, 2006	By: /s/ Robert L. Harris Name: Robert L. Harris Title: President and Chief Executive Officer